Advance Capital I, Inc.

Supplement dated October 15, 2008
to the Statement of Additional Information dated April 30, 2008

On October 15, 2008, the Board of Directors of the Advance
Capital I, Inc. Funds approved a change to the repurchase agreement section of the Statement of Additional Information to remove the wording "U.S. Government securities (limited to those with remaining maturities of five years or less)" and add "U.S. equity securities or corporate bonds for which the counterparty is rated at least
A-1, P-1, or F-1 by two or more nationally recognized rating agencies." The repurchase agreement discussion on page 5 of the Statement of Additional Information now reads as follows:

Repurchase Agreements

Each Fund may invest in repurchase agreements. Repurchase agreements are arrangements between two parties in which banks, broker dealers, and other recognized financial institutions sell short term securities to the Funds at a specified price and agree at the time of sale to buy the security back at a mutually agreed upon time and price. The Adviser may invest in repurchase agreements for which the counterparty is rated at least A-1, P-1, or F-1 by two or more nationally recognized ratings agencies. The collateral backing these repurchase agreements can be in the form of U.S. Government Securities, Investment Grade Corporate Bonds or U.S. Equities. The Funds or their Custodian will take possession of the securities subject to the terms of the repurchase agreements.

The Adviser or Sub-adviser will monitor such repurchase transactions to ensure that the value of the underlying collateral will be at least 102 percent of the total amount of the repurchase obligation, including interest. In the event of a bankruptcy or default of certain sellers of repurchase agreements, the Funds could experience costs and delays in liquidating the underlying security which is held as collateral, and the Funds could incur a loss if the value of the collateral held declines during this period.